UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2007

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28931	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 Aerial Center Parkway, Suite 205 Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-5160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 5.02 Entry into a Material Definitive Agreement; Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2007, BioDelivery Sciences International, Inc. (the “Company”) entered into amendments to its employment agreements (the “Amendments”) with Mark A. Sirgo (“Sirgo”), the Company’s President and Chief Executive Officer, and Andrew L. Finn (“Finn”), the Company’s Executive Vice President of Product Development. The Amendments were approved by the Compensation Committee of the Company’s Board of Directors and subsequently ratified by the full Board of Directors. In evaluating the adoption of the Amendments and the Agreements, the Compensation Committee of the Board retained and received consultation from the Hay Group.

Also on February 22, 2007, the Company entered into new employment agreements (the “Agreements”) with Raphael J. Mannino (“Mannino”), the Company’s Executive Vice President and Chief Scientific Officer, and James A. McNulty (“McNulty”), the Company’s Secretary, Treasurer and Chief Financial Officer. The previous employment agreements with Dr. Mannino and Mr. McNulty had expired in 2006.

The Agreements and the Amendments grant to each executive officer substantially similar rights, which are summarized below.

(a) Sirgo Amendment. The Amendment with Sirgo is effective as of February 22, 2007. A copy of such Amendment is attached as Exhibit 10.1.

Sirgo’s Employment Agreement, dated August 24, 2004, as amended by the Amendment (collectively, the “Sirgo Employment Agreement”), is for a term of ending on August 24, 2007 and is subject at the end of that term to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term. Under the terms the agreement, Dr. Sirgo will receive base salary of $260,000 per year (a 4% increase from his current salary of $250,000) and a target bonus of up to 50% of his base salary. The base salary will increase to $296,000 if certain operational milestones are achieved.

The Company may terminate the Sirgo Employment Agreement without cause and Dr. Sirgo may resign upon 30 days advance written notice to the other party. The Company may immediately terminate the Sirgo Employment Agreement for Good Cause (as defined in the Sirgo Employment Agreement). Upon the termination of Dr. Sirgo’s employment for any reason, Dr. Sirgo will continue to receive payment of any base salary earned but unpaid through the date of termination and any other payment or benefit to which he is entitled under the applicable terms of any applicable company arrangements. If Dr. Sirgo is terminated during the term of the Sirgo Employment Agreement other than for Good Cause (as defined in the Sirgo Employment Agreement), or if Dr. Sirgo terminates his employment for Good Reason (as defined in the Sirgo Employment Agreement), Dr. Sirgo is entitled to a lump sum severance payment equal to 1 times the sum of his annual base salary plus a pro-rata annual bonus based on his target annual bonus. In the event that such termination is within six months following a Change of Control (as defined in the Sirgo Employment Agreement), the lump sum paid to Dr. Sirgo will equal 2 times the sum of his then current annual base salary plus an amount equal to fifty percent (50%) of his then current annual base salary. In addition, the Sirgo Employment Agreement will terminate prior to its scheduled expiration date in the event of Dr. Sirgo’s death or disability.

The Sirgo Employment Agreement also includes a 2 year non-competition and non-solicitation and confidentiality covenants on terms identical to the existing employment agreement.

(b) Finn Amendment. The Amendment with Finn is effective as of February 22, 2007. A copy of such Amendment is attached as Exhibit 10.2.

Finn’s Employment Agreement, dated August 24, 2004, as amended by the Amendment (collectively, the “Finn Employment Agreement”), is for a term of ending on August 24, 2007 and is subject at the end of that term to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term. Under the terms the agreement, Dr. Finn will receive base salary of $228,800 per year (a 4% increase from his current salary of $220,000) and a target bonus of up to 50% of his base salary. The base salary will increase to $240,000 if certain operational milestones are achieved.

The Company may terminate the Finn Employment Agreement without cause and Dr. Finn may resign upon 30 days advance written notice to the other party. The Company may immediately terminate the Finn Employment Agreement for Good Cause (as defined in the Finn Employment Agreement). Upon the termination of Dr. Finn’s employment for any reason, Dr. Finn will continue to receive payment of any base salary earned but unpaid through the date of termination and any other payment or benefit to which he is entitled under the applicable terms of any applicable company arrangements. If Dr. Finn is terminated during the term of the Finn Employment Agreement other than for Good Cause (as defined in the Finn Employment Agreement), or if Dr. Finn terminates his employment for Good Reason (as defined in the Finn Employment Agreement), Dr. Finn is entitled to a lump sum severance payment equal to 1 times the sum of his annual base salary plus a pro-rata annual bonus based on his target annual bonus. In the event that such termination is within six months following a Change of Control (as defined in the Finn Employment Agreement), the lump sum paid to Dr. Finn will equal 1.5 times the sum of his then current annual base salary plus an amount equal to fifty percent (50%) of his then current annual base salary. In addition, the Finn Employment Agreement will terminate prior to its scheduled expiration date in the event of Dr. Finn’s death or disability.

The Finn Employment Agreement also includes a 2 year non-competition, non-solicitation and confidentiality covenants on terms identical to the existing employment agreement, except that if Dr. Finn’s employment is terminated upon a Change of Control, the non-competition period will be 18 months.

(c) Mannino Agreement. The Agreement with Mannino (the “Mannino Employment Agreement”) is effective as of February 22, 2007. A copy of the Mannino Employment Agreement is attached as Exhibit 10.3.

The Mannino Employment Agreement is for a term of ending on February 22, 2008 and is subject at the end of that term to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term. Under the terms the agreement, Dr. Mannino will receive base salary of $218,400 per year (a 4% increase from his current salary of $210,000) and a target bonus of up to 50% of his base salary.

The Company may terminate the Mannino Employment Agreement without cause and Dr. Mannino may resign upon 30 days advance written notice to the other party. The Company may immediately terminate the Mannino Employment Agreement for Good Cause (as defined in the Mannino Employment Agreement). Upon the termination of Dr. Mannino’s employment for any reason, Dr. Mannino will continue to receive payment of any base salary earned but unpaid through the date of termination and any other payment or benefit to which he is entitled under the applicable terms of any applicable company arrangements. If Dr. Mannino is terminated during the term of the Mannino Employment Agreement other than for Good Cause (as defined in the Mannino Employment Agreement), or if Dr. Mannino terminates his employment for Good Reason (as defined in the Mannino Employment Agreement), Dr. Mannino is entitled to a lump sum severance payment equal to1 times the sum of his annual base salary plus a pro-rata annual bonus based on his target annual bonus. In the event that such termination is within six months following a Change of Control (as defined in the Mannino Employment Agreement), the lump sum paid to Dr. Mannino will equal 1.5 times the sum of his then current annual base salary plus an amount equal to fifty percent (50%) of his then current annual base salary. In addition, the Mannino Employment Agreement will terminate prior to its scheduled expiration date in the event of Dr. Mannino’s death or disability.

The Mannino Employment Agreement also includes a 2 year non-competition, non-solicitation and confidentiality covenants on terms identical to the existing employment agreement, except that if Dr. Mannino’s employment is terminated upon a Change of Control, the non-competition period will be 18 months.

(d) McNulty Agreement. The Agreement with McNulty (the “McNulty Employment Agreement”) is effective as of February 22, 2007. A copy of the McNulty Employment Agreement is attached as Exhibit 10.4.

The McNulty Employment Agreement is for a term of ending on February 22, 2008 and is subject at the end of that term to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term. Under the McNulty Employment Agreement, Mr. McNulty is required to spend no less than 50% of his working time on Company matters. Mr. McNulty is also employed by Accentia Biopharmaceuticals, Inc. Under the terms the agreement, Mr. McNulty will receive base salary of $114,000 per year (a 4% increase from his current salary of $110,000) and a target bonus of up to 50% of his base salary.

The Company may terminate the McNulty Employment Agreement without cause and Mr. McNulty may resign upon 30 days advance written notice to the other party. The Company may immediately terminate the McNulty Employment Agreement for Good Cause (as defined in the McNulty Employment Agreement). Upon the termination of Mr. McNulty’s employment for any reason, Mr. McNulty will continue to receive payment of any base salary earned but unpaid through the date of termination and any other payment or benefit to which he is entitled under the applicable terms of any applicable company arrangements. If Mr. McNulty is terminated during the term of the McNulty Employment Agreement other than for Good Cause (as defined in the McNulty Employment Agreement), or if Mr. McNulty terminates his employment for Good Reason (as defined in the McNulty Employment Agreement), Mr. McNulty is entitled to a lump sum severance payment equal to 1 times the sum of his annual base salary plus a pro-rata annual bonus based on his target annual bonus. In the event that such termination is within six months following a Change of Control (as defined in the McNulty Employment Agreement), the lump sum paid to Mr. McNulty will equal 1.5 times the sum of his then current annual base salary plus an amount equal to fifty percent (50%) of his then current annual base salary. In addition, the McNulty Employment Agreement will terminate prior to its scheduled expiration date in the event of Mr. McNulty’s death or disability.

The McNulty Employment Agreement also includes a 2 year non-competition, non-solicitation and confidentiality covenants on terms identical to the existing employment agreement, except that if Mr. McNulty’s employment is terminated upon a Change of Control, the non-competition period will be 18 months.

Items 7.01 and 8.01. Regulation FD Disclosure and Other Information.

On February 22, 2007, the Company created a newly-designated class of Series C Non-Voting Convertible Preferred Stock (the “Series C Stock”). The Certificate of Designations of the Series C Stock is attached as Exhibit 4.1.

Concurrently with the creation of the Series C Stock, the Company exchanged all 1,647,059 outstanding shares of its Series A Non-Voting Convertible Preferred Stock (the “Series A Stock”) with the holders thereof for an aggregate of 1,647,059 shares of Series C Stock (such transaction, the “Exchange”). Following the Exchange, all shares of Series A Stock were cancelled. The exchange of the Series A Stock for the Series C Stock is intended to be tax deferred under Section 1036 of the Internal Revenue Code of 1986, as amended.

The designation of the Series C Stock and the Exchange have been approved by the Company’s Board of Directors.

Prior to the Exchange, Drs. Sirgo and Finn each held 797,414 shares of Series A Stock, representing an aggregate of approximately 97% of the outstanding shares of Series A Stock. Drs. Sirgo and Finn now hold an equal number of shares of Series C Stock. The Series A Stock was issued to Drs. Sirgo and Finn in August 2004 as consideration for the Company’s acquisition of Arius Pharmaceuticals, Inc. (“Arius”), currently a wholly-owned subsidiary of the Company. The remaining shares of Series A Stock were held by the former minority owners of Arius. The designation of the Series C Stock and the Exchange were undertaken in light of the significant contributions of Drs. Sirgo and Finn to the Company.

The rights associated with the Series C Stock are identical to those associated with the Series A Stock in all material respects except that the Series C Stock has different terms of conversion into shares of the Company’s common stock.

Shares of Series A Stock were convertible into shares of Company common stock upon the earliest to occur of: (i) (30) days written notice by a holder thereof to the Company following the occurrence of the Conversion Event (as defined below); (ii) the first approval by the U.S Food and Drug Administration for the marketing and sale by the Company or any of its subsidiaries of any of the following products: Emezine, BEMA-Fentanyl, BEMA-Sumitriptan or any product which primarily incorporates technology similar to the foregoing for the buccal delivery of pharmaceuticals; or (iii) August 24, 2009. The term “Conversion Event” meant the failure of the Company to provide at least $3,000,000 to Arius as required to: (i) pay Atrix Laboratories, Inc. $1,000,000 by August 24, 2004 and (ii) fund, in a total amount of no less than $2,000,000, the operations of Arius in accordance with an agreed upon business plan. Since the triggers for a Conversion Event have been satisfied, the term is not associated with the Series C Stock.

Shares of Series C Stock are convertible into shares of Company common stock upon the earliest to occur of: (i) the public announcement by the Company of positive outcome of the Company’s Phase III efficacy trial (FEN-201) for its BEMA® Fentanyl product, with the term “positive outcome” meaning a statistically significant difference (p less than or equal to 0.05) in the primary efficacy endpoint comparing active to placebo; or (ii) August 24, 2009.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Certificate of Designations, Preferences and Rights, of the Series C Non-Voting Convertible Preferred Stock of the Company

10.1	Amendment No. 1 to Employment Agreement, dated February 22, 2007, between the Company and Mark A. Sirgo.

10.2	Amendment No. 1 to Employment Agreement, dated February 22, 2007, between the Company and Andrew L. Finn.

10.3	Employment Agreement, dated February 22, 2007, between the Company and Raphael J. Mannino.

10.4	Employment Agreement, dated February 22, 2007, between the Company and James A. McNulty.

This Current Report on Form 8-K and the exhibits hereto may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 23, 2007	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mark A. Sirgo
		Name:	Mark A. Sirgo
		Title:	President and Chief Executive Officer